UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

WHITING HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-31899	88-3102137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Whiting Petroleum Corporation

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WLL	New York Stock Exchange(1)

(1)       The registrant’s common stock ceased being traded on July 1, 2022 in connection with the closing of the Merger described herein and will no longer be listed on the New York Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 1, 2022 (the “Closing Date”), Chord Energy Corporation, a Delaware corporation formerly known as Oasis Petroleum Inc. (“Chord”), completed its previously announced “merger of equals” with Whiting Holdings LLC, a Delaware limited liability company formerly known as Whiting Petroleum Corporation (“Whiting”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of March 7, 2022 (the “Merger Agreement”), by and among Chord, Whiting, Ohm Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Chord (“Merger Sub”), and New Ohm LLC, a Delaware limited liability company and wholly owned subsidiary of Chord (“LLC Sub”). Upon consummation of the Merger (defined below), Chord changed its name from “Oasis Petroleum Inc.” to “Chord Energy Corporation”. On July 5, 2022, the first trading day following the Closing Date, common stock of Chord, par value $0.01 per share (the “Chord Common Stock”), began trading on the Nasdaq Global Select Market under the new name and new ticker symbol “CHRD”.

The Merger

Pursuant to the Merger Agreement, at the effective time of the Company Merger (as defined below) (the “Company Merger Effective Time”), Merger Sub merged with and into Whiting, with Whiting surviving the merger as a wholly owned subsidiary of Chord (the “Company Merger”). Immediately following the Company Merger, Whiting merged with and into LLC Sub, with LLC Sub continuing as the surviving entity (such surviving entity, “Whiting Holdings”) as a wholly owned subsidiary of Chord (the “LLC Sub Merger” and together with the Company Merger, the “Merger”).

Following the completion of the Merger, (i) each share of common stock, par value $0.001 per share, of Whiting (the “Whiting Common Stock”) issued and outstanding as of immediately prior to the Company Merger Effective Time was converted into the right to receive $6.25 in cash, without interest, and 0.5774 shares of Chord Common Stock (together, the “Merger Consideration”), and (ii) all existing shares of Chord Common Stock remained outstanding. Following the completion of the Merger, persons who were stockholders of Whiting immediately prior to the Merger owned approximately 53% of Chord and persons who were stockholders of Chord immediately prior to the Merger owned approximately 47% of Chord, in each case on a fully diluted basis.

As of the Company Merger Effective Time, each Converted RSU (as defined in the Merger Agreement) continued to be governed by the same terms and conditions (including vesting and forfeiture) that were applicable to the corresponding Whiting RSU Award (as defined in the Merger Agreement) immediately prior to the Company Merger Effective Time. However, (i) approximately one-third of each Whiting RSU Award granted in September 2020 to an executive officer of Whiting vested immediately prior to the Company Merger Effective Time and each share of Whiting Common Stock issuable in respect of such vested portion was cancelled in exchange for the right to receive the Merger Consideration at the Company Merger Effective Time and (ii) Chord assumed and converted the remaining unvested portion of such award. Each Whiting RSU Award held by a member of the Whiting board vested in full prior to the Company Merger Effective Time and such award was cancelled in exchange for the right to receive, at the Company Merger Effective Time, the Merger Consideration with respect to each share of Whiting Common Stock subject to such award.

Pursuant to the Merger Agreement, each outstanding Whiting PSU Award (as defined in the Merger Agreement) was assumed by Chord and converted into the right to receive, upon vesting, the Merger Consideration with respect to each share of Whiting Common Stock subject to such Whiting PSU Award, with such number determined based on the greater of (i) the target number of performance stock units subject to such award and (ii) actual achievement of the performance criteria applicable to such award measured based on a truncated performance period ending immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Converted PSU Award (as defined in the Merger Agreement) continued to be governed by the same terms and conditions that were applicable to the corresponding Whiting PSU Award immediately prior to the Company Merger Effective Time (other than any performance-based vesting condition but including any continued service requirements).

Additionally, at the Company Merger Effective Time, in accordance with the terms of (i) the Whiting Series A warrants to purchase Whiting Common Stock (the “Series A Warrants”), issued pursuant to that certain Warrant Agreement by and between Whiting and Computershare Trust Company, N.A., as warrant agent, dated as of September 1, 2020 (the “Series A Warrant Agreement”), and (ii) the Whiting Series B warrants to purchase Whiting Common Stock (the “Series B Warrants” and, together with the Series A Warrants, the “Whiting Warrants”), issued pursuant to that certain Warrant Agreement by and between Whiting and Computershare Trust Company, N.A., as warrant agent, dated as of September 1, 2020 (the “Series B Warrant Agreement” and each, a “Warrant Agreement”), all of the outstanding Whiting Warrants were assumed by Chord pursuant to that certain Warrant Assignment and Assumption Agreement dated as of July 1, 2022, by and among Chord, Whiting, Computershare Inc. and Computershare Trust Company, N.A. (the “Warrant Assignment and Assumption Agreement”), on terms and conditions as nearly equivalent as practicable to provisions set forth in the applicable Warrant Agreement, except that (1) the number of shares of Chord Common Stock subject to each such assumed warrant equaled the product of (x) the number of shares of Whiting Common Stock that were subject to such warrant immediately prior to the Company Merger Effective Time, multiplied by (y) the exchange ratio, and (2) the per-share exercise price of each such assumed warrant equaled the quotient of (A) the exercise price per share of Whiting Common Stock at which such warrant was exercisable immediately prior to the Company Merger Effective Time less the cash consideration, divided by (B) the exchange ratio.

The foregoing description of the Merger Agreement, the Series A Warrant Agreement, the Series B Warrant Agreement, and the Warrant Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Series A Warrant Agreement, the Series B Warrant Agreement, and the Warrant Assignment and Assumption Agreement, which are attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the closing of the Merger, on the Company Merger Effective Date, Whiting terminated all outstanding commitments under that certain Credit Agreement, dated as of September 1, 2020, among Whiting, as parent guarantor, Whiting Oil and Gas Corporation, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by the First Amendment thereto executed effective as of June 7, 2021, and as further amended by the Second Amendment thereto executed effective as of September 15, 2021 (as amended, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on the Company Merger Effective Date, all outstanding obligations under the Credit Agreement were paid off in full, and all liens securing such obligations and guarantees of such obligations were released.

Item 2.01	Completion of Acquisition or Disposition of Assets

As discussed in the Introductory Note to this Current Report on Form 8-K, on July 1, 2022, Chord completed its previously announced merger of equals with Whiting pursuant to the terms of the Merger Agreement.

The foregoing description, the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.02	Results of Operations and Financial Condition

On July 1, 2022, Chord issued a press release annoucing completion of the transactions contemplated by the Merger Agreement, containing updated guidance for historical Oasis and for Whiting for the quarter ended June 30, 2022. In addition, on July 1, 2022, Chord released an investor presentation regarding the transactions contemplated by the Merger Agreement and containing pro forma financial results for the quarter ended March 31, 2022 and updated guidance for the quarter ended June 30, 2022.

The full text of the press release and the investor presentation are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02 and the press release and the investor presentation attached hereto as Exhibits 99.1 and 99.2, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the completion of the Merger, shares of Whiting Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “WLL”. Pursuant to the Merger Agreement, Whiting notified the NYSE of the Merger and requested that the NYSE withdraw the listing of Whiting Common Stock. Upon Whiting’s request, the NYSE filed a notification of removal from listing on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the delisting of the Whiting Common Stock and the deregistration of the Whiting Common Stock under Section 12(b) of the Exchange Act. The trading of Whiting Common Stock on the NYSE was suspended before the opening of the market on July 1, 2022 and is no longer listed on the NYSE. In addition, Whiting Holdings intends to file with the SEC a Form 15 requesting that the reporting obligations of Whiting Holdings under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

As a result of the consummation of the Company Merger, at the Company Merger Effective Time, Whiting become a wholly owned subsidiary of Chord. Immediately following the Company Merger, as a result of the consummation of the LLC Sub Merger, Whiting merged with and into Whiting Holdings, with Whiting Holdings continuing as the surviving entity and a wholly owned subsidiary of Chord.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, all of the directors and officers of Whiting ceased serving in such capacities, effective as of the Company Merger Effective Time. The former directors and officers of Whiting will receive severance benefits pursuant to their respective employment agreements.

In addition, as contemplated by the Merger Agreement, effective as of the Company Merger Effective Time, Lynn A. Peterson, Susan M. Cunningham, Paul J. Korus, Kevin S. McCarthy and Anne Taylor, who were members of the board of directors of Whiting immediately prior to the Company Merger Effective Time, were appointed to Chord’s board of directors, with Mr. Peterson serving as Executive Chair. Charles “Chip” Rimer, who was Executive Vice President Operations and Chief Operating Officer of Whiting prior to the Company Merger Effective Date, was appointed as Chord’s Executive Vice President and Chief Operating Officer, as of the Company Merger Effective Time; and M. Scott Regan, who was Vice President, Legal, General Counsel and Secretary of Whiting prior to the Company Merger Effective Date, was appointed as Executive Vice President, General Counsel and Secretary of Chord, as of the Company Merger Effective Time.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the LLC Sub Merger, the certificate of formation and limited liability company agreement of LLC Sub as in effect immediately prior to the effective time of the LLC Sub Merger became the certificate of formation and limited liability company agreement of Whiting Holdings. On July 5, 2022, such certificate of formation was amended by that certain certificate of amendment (“Certificate Amendment”) to change the name of LLC Sub from New Ohm LLC to Whiting Holdings LLC. The certificate of formation and limited liability company agreement of Whiting Holdings LLC in effect after the LLC Sub Merger are attached as Exhibits 3.1 and 3.3, and the Certificate Amendment is attached as Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing disclosures are subject to and qualified in their entirety by reference to Exhibits 3.1, 3.2 and 3.3 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure

On July 1, 2022, Chord issued a press release and released an investor presentation announcing the completion of the Merger and other matters.

The full text of the press release and the investor presentation are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release and the investor presentation attached hereto as Exhibits 99.1 and 99.2, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 7, 2022, by and among Oasis Petroleum Inc., Whiting Petroleum Corporation, Ohm Merger Sub Inc. and New Ohm LLC (incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K filed on March 8, 2022).

3.1	Certificate of Formation of Whiting Holdings LLC (f/k/a New Ohm LLC), dated February 18, 2022.

3.2	Certificate of Amendment to Certificate of Formation of Whiting Holdings LLC (f/k/a New Ohm LLC), dated July 5, 2022.

3.3	Limited Liability Company Agreement of Whiting Holdings LLC (f/k/a New Ohm LLC), dated February 18, 2022.

10.1	Series A Warrant Agreement, dated as of September 1, 2020, by and among Whiting Petroleum Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.2 to Whiting Petroleum Corporation’s Current Report on Form 8-K12B (File No. 001-31899) filed on September 1, 2020).

10.2	Series B Warrant Agreement, dated as of September 1, 2020, by and among Whiting Petroleum Corporation, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.3 to Whiting Petroleum Corporation’s Current Report on Form 8-K12B (File No. 001-31899) filed on September 1, 2020).

10.3	Warrant Assignment and Assumption Agreement, dated as of July 1, 2022, by and among Oasis Petroleum Inc., Whiting Petroleum Corporation, Computershare Inc. and Computershare Trust Company, N.A.

99.1	Press Release, dated July 1, 2022.

99.2	Investor Presentation, dated July 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whiting Holdings LLC (successor in interest to Whiting Petroleum Corporation)
Date: July 7, 2022

	By:	/s/ M. Scott Regan
M. Scott Regan
Executive Vice President, General Counsel and Secretary